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                                                                       EXHIBIT 4

                    SPECIMEN CLASS A COMMON STOCK CERTIFICATE

                  [Logo of Integrity Incorporated appears here]

                                    INTEGRITY
                                  INCORPORATED

                  Number                                   Shares

NTEG

Common Shares

       INCORPORATED UNDER THE LAWS                      SEE REVERSE FOR
        OF THE STATE OF DELAWARE                      CERTAIN DEFINITIONS

                                                       CUSIP 45817Y 10 3

THIS CERTIFIES THAT



IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE
                    $.01 EACH OF THE CLASS A COMMON STOCK OF

                             INTEGRITY INCORPORATED

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Corporation's Certificate of Incorporation and By-laws and any amendments thereto, copies of which are on file with the Transfer Agent, to all provisions of which the holder hereof by acceptance of this certificate assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

                             INTEGRITY INCORPORATED
                                    CORPORATE
                                      SEAL
                                      1993
                                    DELAWARE

/s/ Donald S. Ellington                                   /s/ P. Michael Coleman

              SECRETARY                                                PRESIDENT


                          COUNTERSIGNED AND REGISTERED:
                                  FIRST UNION NATIONAL BANK
                                     (Charlotte, North Carolina)  TRANSFER AGENT
                                                                   AND REGISTRAR

                          BY
                                                            AUTHORIZED SIGNATURE
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                             INTEGRITY INCORPORATED

         The Corporation is authorized to issue preferred stocks, the powers, designations, preferences and relative, participating, optional, or other special rights of which, as well as the qualifications, limitations, or restrictions of such preferences and/or rights shall be furnished without charge to any holder of this certificate upon request of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM-  as tenants in common                UNIF GIFT MIN ACT-_________Custodian_______________
        TEN ENT-  as tenants by the entireties                           (Cust)              (Minor)
         JT TEN-  as joint tenants with
                  right of survivorship and
                  not as tenants in common                              under Uniform Gifts to Minors
                                                                        Act
                                                                           ------------------------------
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

       For Value received, __________________________________hereby sell, assign and transfer unto


    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------

-----------------------------------------------


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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
--------------------------------------------------------------------------------

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                                                                         Shares
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of the Class A. Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                          -------------------------------------

                                            Attorney to transfer the said shares
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on the books of the within named corporation with full power of substitution.


Dated,
       ---------------------------

                        X
                         ------------------------------------------------------

                        X
                         ------------------------------------------------------
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

            SIGNATURE GUARANTEED BY:
                                    ------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.